Note 16 - Financial Instruments and Fair Value Disclosures	12 Months Ended
Dec. 31, 2023
Statement Line Items [Line Items]
Disclosure of fair value of financial instruments [text block]
16.	FINANCIAL INSTRUMENTS AND FAIR VALUE DISCLOSURES

The Company’s financial instruments include cash, accounts receivable, investments, and trade and other payables. The carrying values of cash, accounts receivable, and trade and other payables reported in the consolidated statement of financial position approximate their respective fair values due to the relatively short-term nature of these instruments.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value as described below:

Level 1: Unadjusted quoted prices in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Observable inputs other than quoted prices in Level 1 such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs which are supported by little or no market activity.

The Company’s financial assets or liabilities as measured in accordance with the fair value hierarchy described above are:

As at December 31, 2023	Level 1	Level 2	Level 3	Total
	$	$	$	$
Investments	8	-	-	8

As at December 31, 2022	Level 1	Level 2	Level 3	Total
	$	$	$	$
Investments	11	-	-	11

There were no transfers between levels 1, 2 and 3 during the year ended December 31, 2023 or during the year ended December 31, 2022.